CONFIDENTIAL FIRST AMENDMENT TO OWNER'S LICENSE AGREEMENT Exhibit C-1 This First Amendment ("First Amendment'') to the OWN'ER'S LICENSE AGREEMENT ("Lfcense Agreement") is made and entered into as of December 16, 2020 by and between ELEMENT, LLC, a Kansas limited liability company ("Owner"), and ICM, Inc., a Kansas corporation ("ICM"). Owner and ICM each may be referred to hereinafter individually as a "party", or collectively as the "parties." WHEREAS, the Parties have previously entered into that certain License Agreement effective March 2, 2018 and now desire to amend the License Agreement with th.is First Amendment. FOR MTI IN CONSIDERATION of the mutual promises, covenants and agreements and for other good and valuable consideration contained herein, and in the License Agreement, the Parties agree as follows: 1. Amendment of Proprietary Property Defined. T'n.e Proprietary Property Defined in Section 2 of the License Agreement, paragraph 1 will be deleted and replaced with the following: 2. Proprietary Property Defined. The "Proprietary Property" includes (i) ICM's trademark names of Selective Milling Technology™, SMT™, Selective Milling Technology V2™, SMT V2™, Fiber Separation Technology Next Gen™, FST Next Gen™, Feed Optimization Technology TM, FOPM, Thin Stillage Solids Separation™ Phases 1 and 2, TS4TM Phases I and 2, Base Tricanter System™, BTS™, Generation 1.5 Grain Fiber to Cellulosic Ethanol TechnologyTM, Distillation Vacuum Technology™, DV'fTM, PROTO1\.1AXTM, Hi-Pro™, ProMax 1.5-rM, NutriMax™, and SOLMAX™, which are trademarked names for the innovative technologies or products included within the Plant, which ICM grants Owner a License to use in association with the operation of the Plant; and (ii) TCM's trade secrets, inventions, list of patents and patent applications shown in Appenwx I, to be filed utility patent applications and/or patents that will issue, which correspond to the patent applications listed for the identified relevant technologies in Appendix 1, and .know-how that may include: trade secret base design of Generation 1.0 grain to ethanol manufacturing processes with its innovative technologies including, patented wstillation processes, patented Selective Milling TechnologyTM, patented Selective Milling Technology VVM, patented Fiber Separation Technology Next Gen™, patent pending Feed Optimization Technology™, patented and patent pending Thin Stillage Solids Separation™ Phases I and 2, patented Advanced Gasification Technology, trade secret Base Tricanter System™, patent pending Generation 1.5 Grain Fiber to Cellulosic Ethanol Technologynt, patent-pending Distillation Vacuum Technology™, patented and proprietary MZSA, patent pending screens and flingers, proprietary roller mills for dry grinding and wet grinding, proprietary rotary press, proprietary integration of gasifier, turbines and boilers, and proprietary piston pump, which ICM grants Owner a License to use in association with the operation of the Plant.. For clarification, the License does not grant the right to produce any feed products other than Distillers Grains, Hi-Pro (i.e., FST Next Gen™ Hi-Pro), NutriMax™ (i.e., FST Next Gen™ Fiber with Syrup), SOLMAX™ (i.e., TS4™ Phases l and 2 Syrup), PROTOMA.X™ (i.e., fermentation protein product not less than 48% protein as sold) and ProMax 1.5™ (i.e., Gen 1.5 Hi-Pro Distillers Dried Grains with Solubles). ICM Trade Secret Infonnation Exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret lnfonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act rt, 2020 ICM, Inc. All Rights Reserved. Page 1 {J1.f!: [***] [***] Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Paragraphs 2 and 3 of the Proprietary Property Defined in the License Agreement will remain the same. 2. Addition of Specifications Provision. The First Amendment will add Section 2. l Specifications as shown below. 2 .1 Specifications. Owner will sell fermentation protein product, referred to as PROTO MAX™ to conform to standards, requirements and to the applicable quality product specifications set forth in Table A below. Each shipment will include feed label, and comply with applicable state and federal laws or regulations governing the production, handling, storage or quality of PROTOMAXTM. Ta b)e A: PROTOMA.XTM Product Specifications (as sold) Moisture not more than 12.0% Protein not less than 48.0% Crude Fat not less than 2.5% Crude Fiber not more than 8.0% Lysine not less than 1.85% Ash not more than 6.0% 3. Addition of Nonconforming Product Provision. The First Amendment will add Section 22 Nonconforming Product as shown below. 2.2 Nonconforming Product. In the event that product produced does not meet the applicable quality Product Specifications shown in Table A, Owner may not represent the product as PROTOMAX™, fermentation protein product. 4. Amendment of Entire Agreement. The Entire Agreement in Section 16 of the License Agreement will be deleted and replaced with the following: 16. Entire Agreement. The terms and conditions of this J:<'rrst Amendment, the License Agreement combined with the other agreements that have been executed by Owner and ICM will constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the parties, written or oral. No rule of construction, whether to the effect that any ambiguity is to be resolved against the drafting party or otherwise, or prior course of dealing or course of performance shall be applicable in the interpretation of this License Agreement. This License Agreement may not be modified or amended at any time without the written consent of the parties. 5. Amendment of Appendix 1. The APP.END IX I TO OWNER'S Llt:ENSE AGREEMENT will be deleted and replaced with AMENDED APPENDIX I IN THE FIRST AMENDMENT TO TIIE OWNER'S LICENSE AGREEMENT. The chart for the A.\1ENDED APPENDIX 1 is shown as appendix, after the signature page of the First Amendment. ICM Trade Secret lnfonnation Exempted from Public DisclosUTe under US Freedom of Information Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Unifollll Trade Secrets Act. 0 2020 ]CM, Inc. All Rights Reserved. Page 2 JI)!: [***]

6. Ratification. After full execution of this First Amendment, the License Agreement shall be deemed to include the amendments herein. All other terms, provisions, and conditions of the License Agreement are hereby ratified and affirmed and shall remain in full force and effect in accordance with the terms, provisions, and conditions.

7. Signatures. The Parties have agreed to sign the same document by exchanging their signatures electronically, and to each rely upon a photocopy of the fully signed First Amendment as if it were an original.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to the License Agreement to be executed by and through their duly authorized representatives, as of the date first written on page 1.

| Owner: | ICM: |
|---|---|
| **ELEMENT, LLC** | **ICM, Inc.** |
| By: Jim Pirolli | By: Chris Mitchell |
| Title: President | Title: President |
| Date Signed: 1/8/2020 | Date Signed: 1/13/2020 |
| Address for giving notices:<br>1 Element Drive<br>Colwich, KS 67030 | Address for giving notices:<br>301 North First Street<br>Colwich, KS 67030 |

| FINAL VERSION APPROVED: | INITIALS | DATE |
|---|---|---|
| ACCOUNTING | | |
| LEGAL DEPT. | CMW | 1/8/21 |

ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2020 ICM, Inc. All Rights Reserved.
Page 3

AMENDED APPE~DIX 1 IN THE FIRST AMENDME'.'lff TO OWNER'S LICENSE AGREEMENT LIST OF ICM PATENTS AND PATENT APPLICATIONS Patent Number or Title Pertains to Filing Date License Patent Application Technology Date Number 7.297,236 Ethanol Distillation Process Distillation Jun28 2002 Mar 2 2018 7,572,353 Ethanol Distillation Process Distillation Aug 23, Mar 2, 2018 2006 8,377,155 Auger Gasifier with Continuous Gasifier ' Feb 20, 2009 Mar 2, 2018 Fee 9,012,191 Dry Grind Ethanol Production SMIT~ Mar 23, 2012 Dec 9, 2020 Process and System with Front End Millin2 Method 9,376 504 Hybrid Scoaration . SMT V2TM Seo 16 2013 Mar 2, 2018 15/187.563 Hybrid Separation SMTV2™ Jun 20 2016 Mar2 2018 15/796,446 Design Improvements for SMTV2™ Oct 27, 2017 Mar 2, 2018 Mechanical Separation Devices 9.376 504 H vbrid Scoaration MZ-SA Sen 16 2013 Mar2 2018 9,718,006 Multi-zoned Screening Apparatus MZSA Aug 13, Mar 2, 2018 2013 15n96,446 Design Improvements for MZSA, screens and Oct 27, 2017 Mar2, 2018 Mechanical Seoaration Devices flin~ers 9.376 504 H vhrid Separation Roller Mill Seo 16 2013 Mar2 2018 10,260.03) Ootimizcd Dewaterin2 Process FSTNextGen™ Dec 1 2014 Mar2 2018 9,376 504 llvbrid Scoaration FST Next Gen™ Sep 16 2013 Mar2 2018 15/187 563 Hybrid Seoaration FST Next Gen™ Jun 20 2016 Mar 2, 2018 16/875,894 Feed Optimization Technology FOT™, higher May 15, Dec 9, 2020 protein 2020 8,986,551 Suspended Solids Separation TS4™ Phase I Jun 22, 2012 Mar 2, 2018 Systems and Methods 16/624,811 Fractionated Stillagc Separation TS4™ Phases I & Jun 19,2017 Mar 2, 2018 16/624 824 and Feed Products 2 14/486970 Chemical Process to Remove TS4™ Phase 2 Sep 15, 2014 Mar 2, 2018 Suspended Solids 14/775 627 Cellulosic Biofuel Gen 1.5 Mar 14. 2014 Mar 2. 2018 15/735,107 Cellulosic Biofuel and Co- Gen 1.5 Dec 8, 2017 Mar 2, 2018 products 16/872,368 Distillation Vacuum Technology Distillation, May 10, Dec 9, 2020 Evanoration 2019 ! I I ! ; ' I I I ! I I I ' I I I ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. lCM Proprietary/ Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. C 2020 ICM, Inc. All Rights Reserved. Page 4 ft [***]